SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
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[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HS3 TECHNOLOGIES INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HS3 TECHNOLOGIES INC.
1800 Boulder Street – Suite 600
Denver, Colorado, USA 80211

February 21, 2008

To the Stockholders of HS3 Technologies Inc.:

You are cordially invited to attend the annual meeting of stockholders of HS3 Technologies Inc., a Nevada corporation, on Friday, March 28, 2008 at Suite 600, 1800 Boulder Street, Denver, Colorado USA 80211.

Management presentations, and the formal annual meeting will commence at 10:00 a.m. (local time).

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

A copy of our Annual Report on Form 10-KSB for the year ended June 30, 2007 is also enclosed with this letter.

Our board of directors and management look forward to seeing you at the annual meeting.

Sincerely,

/s/ Mark Lana

Mark Lana
Chief Executive Officer and Director

HS3 TECHNOLOGIES INC.
1800 Boulder Street – Suite 600
Denver, Colorado, USA 80211

Notice of Annual Meeting of Stockholders
to be Held on March 28, 2008

To the Stockholders of HS3 Technologies Inc.:

NOTICE IS HEREBY GIVEN that HS3 Technologies Inc., a Nevada corporation, will hold its annual meeting of stockholders on March 28, 2008 at 10:00 a.m. (local time) at Suite 600, 1800 Boulder Street, Denver, Colorado USA 80211 (the “Meeting”). The Meeting is being held for the following purposes:

1.      To elect Mark Lana, Robert A. Morrison, Charles F. Ferris and Michael Yinger to serve as directors of our company;

2.      To ratify the appointment of Weaver & Martin, LLC as the independent auditors of our company for the ensuing year; and

3.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our board has fixed the close of business on February 15, 2008 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting.

Dated: February 21, 2008.

By Order of the Board of Directors,

/s/ Mark Lana

Mark Lana
Chief Executive Officer and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

HS3 TECHNOLOGIES INC.
1800 Boulder Street – Suite 600
Denver, Colorado, USA 80211

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our board of directors for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on March 28, 2008 at 10:00 a.m. (local time) at Suite 600, 1800 Boulder Street, Denver, Colorado, USA 80211, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about February 25, 2008 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us” “our” and “HS3” refer to HS3 Technologies Inc.

Annual Report

Our annual report on Form 10-KSB for the year ended June 30, 2007 is enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on February 15, 2008. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the February 15, 2008 record date, there were 32,825,802 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is two stockholders entitled to vote, either present in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. Our board of directors knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Empire Stock Transfer, Suite 304, 2470 St. Rose Parkway, Henderson NV 89074, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the February 15, 2008 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

Advice To Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold common stock in their own name. Stockholders who do not hold their common stock in their own name (referred to in this Proxy Statement as "Beneficial Stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of the common stock can be recognized and acted upon at the Annual Meeting. If common stocks are listed in an account statement provided to a stockholder by a broker, then in almost all cases those common stocks will not be registered in the stockholder's name on the records of our company. Such common stocks will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such common stocks are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their common stocks are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the proxy card provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions Inc. ("Broadridge") in the United States. Broadridge typically applies a special sticker to proxy forms and mails those forms to the Beneficial Stockholders. Beneficial Stockholders in the United States should return the proxy forms to Broadridge.

Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of common stock to be represented at the Meeting. A Beneficial Stockholder receiving an Broadridge proxy cannot use that proxy to vote their common stocks directly at the Annual Meeting – the proxy must be returned to Broadridge well in advance of the Annual Meeting in order to have their common stocks voted at the Annual Meeting.

Although a Beneficial Stockholder may not be recognized directly at the Meeting for the purposes of voting common stocks registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend the Annual Meeting as proxyholder for the registered stockholder and vote the common stocks in that capacity. Beneficial Stockholders who wish to attend the Annual Meeting and indirectly vote their common stocks as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Annual Meeting.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend the Annual Meeting and vote his or her common stocks.

“Householding" Of Proxy Material

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law, or under our Articles, or our bylaws in connection with the matters to be voted on at the Meeting.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on February 15, 2008 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of February 15, 2008, we had 32,825,802 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Mark Lana Denver, CO	2,577,113(2)	7.85%
Robert A. Morrison Denver, CO	4,077,113(3)	12.42%
Charles F. Ferris Aurora, CO	360,000	1.09%
Michael Yinger Parker, CO	360,000	1.09%
Lougene Baird Waikoloa, HI	2,192,949	6.68%
The Regency Group, LLC Greenwood Village, CO	1,831,811	5.58%
Directors and Executive Officers as a Group (4 persons)	7,374,226	22.45%

(1) Based on 32,825,802 shares of Common Stock outstanding as of February 15, 2008. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes an aggregate of 200,000 stock options currently exercisable or exercisable within 60 days.

(3) Includes an aggregate of 700,000 stock options currently exercisable or exercisable within 60 days.

PROPOSALS

Proposal 1 - Election Of Directors

Our bylaws provide for our board of directors to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. We currently operate with a board of directors consisting of four directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Mark Lana, Robert A. Morrison, Charles F. Ferris and Michael Yinger. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Our board of directors unanimously recommends a vote “FOR” the nominees: Mark Lana, Robert A. Morrison and Charles F. Ferris and Michael Yinger.

For further information, please refer to the heading below “Directors and Executive Officers”.

Proposal 2 - Ratification Of Appointment Of Independent Auditor

Stockholder ratification of the appointment of Weaver & Martin, LLC as our independent auditors is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Weaver & Martin, LLC to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and its stockholders.

Our board of directors has considered and determined that the services provided by Weaver & Martin, LLC are compatible with maintaining the principal accountant’s independence.

Representatives of Weaver & Martin, LLC are not expected to be present at the Meeting.

Our board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Weaver & Martin, LLC as our independent auditors for the ensuing fiscal year.

For further information, please refer to the heading below “Independent Public Accountants”.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. Our board of directors appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of our board of directors.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Mark Lana	Chief Executive, Treasurer, Secretary and Director	54	November 9, 2005
Robert A. Morrison	VP, Corporate and Business Development and Director	42	June 18, 2007
Charles F. Ferris	Director	60	August 14, 2007
Michael Yinger	Director	50	August 14, 2007

Mark Lana – Chief Executive Officer, Treasurer, Secretary and Director

Mr. Lana was appointed as President and Chief Executive Officer on November 9, 2005 and as a member of our board of directors on November 21, 2005. Upon the resignation of our Secretary on March 8, 2006 and our Chief Financial Officer on June 13, 2006, Mr. Lana assumed the responsibilities of both Secretary and Treasurer. On June 18, 2007 Mr. Lana resigned as President of our company.

Mr. Lana has been an entrepreneur for over 30 years. He owned and operated several multi-unit and corporate extended stay hotels each with a staff of over 10 people in the Denver metro area for the past 20 years. He was involved in the housing industry and built, remodeled and refurbished single family and multi-unit dwellings. Mr. Lana has been involved in developing markets and putting together the financing for commercial real estate transactions and acquisitions. He has been involved with software development for medical transcription services and for payroll efficiencies in the hotel/motel labor market. During the 1990’s Mr. Lana was able to develop a system of medical records transcriptions that enabled records to be transcribed at several remote locations and then be centrally transmitted back to the hospital/clinic. His software applications were used by the Denver medical profession for use in delivering radiology reports to medical facilities and physician’s offices from remote locations.

Robert A. Morrison – VP, Corporate and Business Development and Director

Mr. Morrison was appointed our President and as a member of our board of directors on June 18, 2007. On February 7, 2008, Mr. Morrison stepped away from his position as President and was appointed VP, Corporate and Business Development. For the past 15 years, Mr. Morrison has been the owner of RAM Enterprises, Inc., a computer networking consulting company that designs, builds and maintains computer networks for various enterprises. Additionally, from December 2004 to January 2007, Mr. Morrison held various positions in management and was on the board or directors of iD-Confirm, Inc. IDCO a Denver based company that developed bio-metric identity authentication solutions for enterprises, government and identity management partners.

Charles F. Ferris, Ph.D. – Director

Dr. Ferris was appointed as a director of our company on August 14, 2007. Dr. Ferris is the Founder and President of Strategic Science LLC. He is a specialist on advanced topics in biotechnology, business management, and technology-based economic development. He provides strategic guidance to technology companies in the areas of scientific, business and corporate development, and is passionate about applying these backgrounds to optimize health and wellness outcomes. His professional career has also resulted in significant relationships with many academic, scientific, tech-policy and business opinion leaders. Dr. Ferris previously served as the Director of Biosciences Programs for the State of Colorado’s science and technology development agency. The agency was formed to promote public/private consortia and foster research excellence, technology transfer and technology-based business development.

As a retired Lieutenant Colonel from the U.S. Army, Dr. Ferris has an extensive background and training in military medical capabilities and protocols as well as chemical, radiation and biological defense. Dr. Ferris served as Chair of both the Letterman Army Institutional Review Committee and the Animal Care and Use Committee.

A resident of Colorado since 1983, Dr. Ferris has been involved in biological sciences research and business activities for over 20 years. His particular expertise is in the convergence of basic science and emerging technologies and taking these to market.

Dr. Ferris earned both his B.S. (animal science) and M.S. (reproductive physiology) from The Ohio State University, his M.B.A. from the University of Colorado and his Ph.D. (reproductive physiology) from Utah State University.

Dr. Ferris has graduated from numerous Army military medical courses and schools, including the Command and General Staff College.

Michael Yinger – Director

Mr. Yinger was appointed as a director of our company on August 14, 2007. Mr. Yinger a seasoned senior executive, with experience creating, building, and managing organizations, providing strategic advice via Board of Directors membership, both in the US and internationally. Over the course of his career, Mr. Yinger has delivered positive results (sales growth of 10-20% in a down market), dealt with senior level clients (CxO level), and established efficient organizations and partnerships in a number of different industries, within startups and established companies. He is well versed in business management consulting, including outsourcing (domestically and internationally) and business/integration. Mr. Yinger has direct experience managing technical as well as strategic initiatives, in traditional or matrix management environments.

Conduct of Business

All proceedings of our board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships among our directors, director nominees or executive officers.

Involvement in Certain Legal Proceedings

Our directors, director nominees, executive officers and control persons have not been involved in any of the following events during the past five years:

1.      any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.      any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.      being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.      being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Audit Committee Financial Expert

Our board of directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Our board of directors does not believe that it is necessary to have an audit committee because our company believes that the functions of an audit committees can be adequately performed by our board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact the we have not generated any revenues from operations to date.

Identification of the Audit Committee

Currently our audit committee consists of our entire board of directors. The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to our board of directors the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2007 and up to February 15, 2008, there were no meetings held by the audit committee. The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Other Committees

We currently do not have nominating or compensation committees, or committees performing similar functions. We will create one or more of these committees at such time as our board of directors determines it would not be overly costly or burdensome to do so, and is warranted given our then stage of development.

Director Independence

We currently act with four (4) directors, consisting of Mark Lana, Robert A. Morrison, Charles F. Ferris and Michael Yinger. We have determined that Charles F. Ferris and Michael Yinger qualify as "independent" as the term is used in Rule 4200(a)(15) of the FINRA manual.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended June 30, 2007; and

  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our years ended June 30, 2007 and 2006, are set out in the following summary compensation tables:

Summary Compensation Table

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)	Non-equity Incentive Plan Compensati on (US$)	Non- qualified Deferred Compens ation Earnings (US$)	All Other Compensa tion (US$)(1)	Total (US$)
Mark Lana(2) Chief Executive Officer, Secretary and Treasurer	2007 2006	$125,000 $85,000	Nil Nil	Nil Nil	$43,260 Nil	Nil Nil	Nil Nil	Nil Nil	$168,260 $85,000
Robert A. Morrison(3) VP, Corporate and Business Development former President	2007 2006	$115,000 N/A	Nil N/A	Nil N/A	$151,411 N/A	Nil N/A	Nil N/A	Nil N/A	$266,411 N/A

(1)

The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2)	Mr. Lana was appointed President and Chief Executive Officer on November 9, 2005 and resigned as President on June 18, 2007.

(3)	Mr. Morrison was appointed President on June 18, 2007 and stepped away from the position on February 7, 2008. On February 7, 2008, Mr. Morrison was appointed VP, Corporate and Business Development.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of June 30, 2007.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Mark Lana(1)	200,000	200,000	Nil	$0.1667	March 20, 2012	Nil	Nil	Nil	Nil
Robert A. Morrison (2)	700,000	700,000	Nil	$0.1667	March 20, 2012	Nil	Nil	Nil	Nil

(1)	Mr. Lana was appointed President and Chief Executive Officer on November 9, 2005 and resigned as President on June 18, 2007.
(2)	Mr. Morrison was appointed President on June 18, 2007.

COMPENSATION PLANS

Except as disclosed below, as of June 30, 2007, we did not have any compensation plans in place. However, we may issue stock options to our directors, officers and employees in the future, upon adoption of a stock option plan.

On August 15, 2007, our board of directors agreed to issue 360,000 shares of our common stock to each of Charles Ferris and Michael Yinger, directors of our company, for services that they have rendered. We also agreed to compensate Mr. Ferris and Mr. Yinger with an annual stipend of $25,000, with an option to receive cash or stock at a price of $.12 per share.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our board of directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Employment Contracts

We have not entered into any employment agreements or compensation arrangements with any of our named executive officers.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common stock as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

INDEPENDENT PUBLIC ACCOUNTANTS

Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our former independent public accountants provided audit and other services during the fiscal years ended June 30, 2007 and 2006 as follows:

Services		2007		2006
Audit fees		$20,000		$46,522
Audit-related Fees:	$	Nil	$	Nil
Tax fees	$	Nil	$	Nil
All other fees	$	Nil	$	Nil

Total fees		$20,000		$46,522

We do not use Weaver & Martin, LLC for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Weaver & Martin, LLC to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Weaver & Martin, LLC is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (which consists of our entire board of directors); or

- entered into pursuant to pre-approval policies and procedures established by our board of directors, provided the policies and procedures are detailed as to the particular service, our board of directors is informed of each service, and such policies and procedures do not include delegation of our board of directors’ responsibilities to management.

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Weaver & Martin, LLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Weaver & Martin, LLC's independence.

INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended June 30, 2007, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Mark Lana	1(1)	1(1)	Nil
Robert A. Morrison	1(1)	1(1)	Nil
Charles F. Ferris	1(1)	1(1)	Nil
Michael Yinger	1(1)	1(1)	Nil

(1)	The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 – Initial Statement of Beneficial Ownership of Securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2009 proxy statement, your proposal must be received by us in a reasonable period of time before our company prints and mails out proxy materials for that meeting. We anticipate that the mail out of proxy materials for next year’s annual meeting of stockholders will occur in February 2009. Accordingly, we request that stockholders submit any stockholder proposals before January 2, 2009, so that we may include such proposals in the proxy statement and form of proxy to be distributed to stockholders next year. While our board of directors will consider stockholder proposals, we reserve the right to omit from our 2009 proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Chief Executive Officer of our company at our principal executive office, Suite 600, 1800 Boulder Street, Denver, Colorado USA 80211, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to our board of directors. Our board of directors does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

ANNUAL REPORT

Our annual report on Form 10-KSB for the year ended June 30, 2007 is enclosed with this proxy statement.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the report of our board of directors to the stockholders, and the audited financial statements of our company for the fiscal year ended June 30, 2007, together with the auditors’ report thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

Our board of directors knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, our board of directors may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

Mark Lana
Chief Executive Officer and Director
February 21, 2008
Denver, Colorado

PROXY CARD

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS OF
HS3 TECHNOLOGIES INC.
(the "Company")

TO BE HELD AT 1800 BOULDER STREET, SUITE 600, DENVER, COLORADO USA 80211
ON FRIDAY, MARCH 28, 2008 AT 10:00 A.M. (local time)
(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Mark Lana, a director and officer of the Company, or failing this person, Robert A. Morrison, a director and officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints Mark Lana and Robert A. Morrison as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of HS3 Technologies Inc. (the "Company") held of record by the undersigned on February 15, 2008, at the Annual Meeting of Stockholders to be held at Suite 600, 1800 Boulder Street, Denver, Colorado, 80211, on March 28, 2008, or any adjournment thereof.

[ ]      Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., March 7, 2008 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.
	For	Withhold
PROPOSAL 1: Election of Directors
Nominees:
Mark Lana	[ ]	[ ]
Robert A. Morrison	[ ]	[ ]
Charles F. Ferris	[ ]	[ ]
Michael Yinger	[ ]	[ ]
PROPOSAL 2: Appointment of Independent Auditors
To ratify the selection of Weaver & Martin LLC, as independent auditors	[ ]	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.      This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.      If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.      A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.      A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)     appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)     appoint another proxyholder.

5.      The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Empire Stock Transfer, by mail or by fax, at any time up to and including 10:00 a.m. (local time) on Friday, March 7, 2008, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Empire Stock Transfer
2470 St. Rose Parkway, Suite 304
Henderson, Nevada, 89074
Fax: 702.974.1444